     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 20, 1998
--------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported):  October 8, 1998


                           DIGITAL MICROWAVE CORPORATION
               (Exact Name of Registrant as Specified in Its Charter)


                                      DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                  0-15895                               77-0016028
         (Commission File Number)          (I.R.S. Employer Identification No.)


    170 ROSE ORCHARD WAY, SAN JOSE, CA                     95134

 (Address of Principal Executive Offices)               (Zip Code)


                                    408/943-0777
                (Registrant's Telephone Number, Including Area Code)




                                  With a copy to:
                               Bruce Alan Mann, Esq.
                              Morrison & Foerster LLP
                                 425 Market Street
                              San Francisco, CA 94105
--------------------------------------------------------------------------------

ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS.

     On October 8, 1998, the Registrant completed its merger with Innova Corporation, a Washington corporation ("Innova"). The merger with Innova was consummated pursuant to an Agreement and Plan of Reorganization and Merger, dated as of July 22, 1998, pursuant to which Iguana Merger Corp. ("Merger Sub"), a wholly owned subsidiary of the Registrant, was merged with and into Innova (the "Merger"), whereby Innova became a wholly owned subsidiary of the Registrant. Upon consummation of the Merger, approximately 14,729,920 shares of the Registrant's common stock became issuable to the former shareholders of Innova, reflecting an exchange ratio of 1.05 shares of the Registrant's common stock for each outstanding share of Innova's common stock. In addition, approximately 3,666,231 additional shares of the Registrant's common stock are reserved for issuance upon (i) exercise of options issued in replacement of Innova options that were not exercised prior to the consummation of the Merger, and (ii) conversion of warrants for Innova's common stock that were not converted prior to the completion of the Merger. The Merger was structured as a tax free reorganization and is intended to be accounted for as a pooling of interests.


ITEM 7.   EXHIBITS

EXHIBIT  NO.   DESCRIPTION
2.1            Agreement and Plan of Reorganization and Merger, dated as of
               July 22, 1998, by and among Digital Microwave Corporation, Iguana
               Merger Corp. and Innova Corporation, incorporated by reference to
               Appendix A included in the Joint Proxy Statement/Prospectus forming a part of the Registrant's Registration Statement on Form
               S-4 (Form No. 333-62673).


20.1           Press Releases issued by the Registrant on October 7, 1998 and
               October 8, 1998.

                                     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DIGITAL MICROWAVE CORPORATION




Date:     October 20, 1998                    By:  /s/ CHARLES D. KISSNER
                                                   -------------------------
                                                   Charles D. Kissner
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                              INDEX OF EXHIBITS

EXHIBIT  NO.   DESCRIPTION
2.1            Agreement and Plan of Reorganization and Merger, dated as of
               July 22, 1998, by and among Digital Microwave Corporation, Iguana
               Merger Corp. and Innova Corporation, incorporated by reference to
               Appendix A included in the Joint Proxy Statement/Prospectus forming a part of the Registrant's Registration Statement on Form
               S-4 (Form No. 333-62673).


20.1           Press Releases issued by the Registrant on October 7, 1998 and
               October 8, 1998.